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                                                                   EXHIBIT 10.15

                               AMENDMENT NUMBER 1
                           TO EMPLOYMENT AGREEMENT OF
                                 JERRY D. HORN

     Amendment Number 1, dated as of January 23, 1998 to Employment Agreement, dated as of June 16, 1997 as previously amended (the "Employment Agreement"), between General Nutrition, Incorporated (the "Company") and Jerry D. Horn ("Executive"). Capitalized terms used herein without definition shall have the meanings assigned to them in the Employment Agreement.

     WHEREAS, the Compensation Committee of the Board of Directors of the Company by unanimous consent, approved an amendment of Executive's Employment Agreement.

     NOW, THEREFORE, in consideration of Executive's continued performance of his duties as an officer of the Company, the Company and Executive hereby agree that:

     1. The Employment Period is hereby extended until February 1, 2002. All references to February 3, 2001 in the Employment Agreement, are hereby changed to references to February 1, 2002, except that in paragraph 3(a) Base Salary, the base salary shall be $150,000 for both the fiscal year ending February 3, 2001 and the fiscal year ending February 1, 2002.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

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
EXECUTIVE                                          GENERAL NUTRITION, INCORPORATED

By: /s/ JERRY D. HORN                              By: /s/ JAMES M. SANDER
--------------------------------------------       -------------------------------------------
    Jerry D. Horn

                                                   Title: Vice President

Date:  2/3/98                                      Date:  2/3/98

Witness: /s/ CHRISTINE M. RUGGIERO                 Witness: /s/ CHRISTINE M. RUGGIERO
--------------------------------------------      -------------------------------------------

GENERAL NUTRITION COMPANIES, INC.
  COMPENSATION COMMITTEE

By: /s/ THOMAS R. SHEPHERD
--------------------------------------------
    Thomas R. Shepherd

By: /s/ DAVID LUCAS
--------------------------------------------
    David Lucas
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